Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:      April 29, 2005

Issuer Name and Ticker or Trading       Sears Holdings Corporation (SHLD)
Symbol:
Designated Filer:                       ESL Investments, Inc.

Other Joint Filers:                     Edward S. Lampert,
                                        CRK Partners II, L.P.
                                        CRK Partners, LLC,
                                        ESL Partners, L.P.,
                                        ESL Investors, L.L.C.,
                                        ESL Institutional Partners, L.P.,
                                        ESL Investment Management, L.L.C.,
                                        RBS Partners, L.P.,
                                        and RBS Investment
                                            Management, L.L.C.

Addresses:                              The principal business address of
                                        each of the Joint Filers above
                                        is 200 Greenwich Avenue,
                                        Greenwich, CT 06830.

Signatures:
                                        ESL PARTNERS, L.P.

                                        By:  RBS Partners, L.P., as its general
                                             partner

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                               Name:  Robert Jackowitz
                                               Title: Treasurer

                                        RBS PARTNERS, L.P.

                                        By:  ESL Investments, Inc.,
                                             as its general partner

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                               Name:  Robert Jackowitz
                                               Title: Treasurer

                                        RBS INVESTMENT MANAGEMENT, L.L.C.

                                        By:  ESL Investments, Inc., as its
                                             member

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                               Name:  Robert Jackowitz
                                               Title: Treasurer




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                                        ESL INVESTORS, L.L.C.

                                        By:  RBS Partners, L.P., as its manager

                                        By:  ESL Investments, Inc., as its
                                             general partner

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                                Name:  Robert Jackowitz
                                                Title: Treasurer

                                        ESL INSTITUTIONAL PARTNERS, L.P.

                                        By:  RBS Investment Management, L.L.C.,
                                             as its general partner

                                        By:  ESL Investments, Inc., as its
                                             manager

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                                Name:  Robert Jackowitz
                                                Title: Treasurer

                                        ESL INVESTMENT MANAGEMENT, L.L.C.

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                                Name:  Robert Jackowitz
                                                Title: Treasurer


                                        CRK PARTNERS, LLC

                                        By:  ESL Investments, Inc., its sole
                                             member

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                                Name:  Robert Jackowitz
                                                Title: Treasurer

                                        CRK PARTNERS II, L.P.

                                        By:  CRK Partners, L.L.C., as its
                                             general partner

                                        By:  ESL Investments, Inc., its sole
                                             member

                                          By:   /s/ Robert Jackowitz
                                                --------------------
                                                Name:  Robert Jackowitz
                                                Title: Treasurer

                                       /s/ Edward S. Lampert
                                       ---------------------
                                       Edward S. Lampert